October 27, 2021 INVESTOR PRESENTATION Exhibit 99.2

LEGAL INFORMATION AND DISCLAIMER This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coastal Financial Corporation (“Coastal” or “CFC”)’s current views with respect to, among other things, future events and Coastal’s financial performance. Any statements about Coastal’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Coastal or any other person that the future plans, estimates or expectations contemplated by Coastal will be achieved. Coastal has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Coastal believes may affect its financial condition, results of operations, business strategy and financial needs. Coastal’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in Form 10-K for the year ended December 31, 2020, Coastal’s Quarterly Report on Form 10-Q for the most recent quarter, and in any of Coastal’s subsequent filings with the Securities and Exchange Commission. If one or more events related to these or other risks or uncertainties materialize, or if Coastal’s underlying assumptions prove to be incorrect, actual results may differ materially from what Coastal anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Coastal undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. This presentation includes industry and trade association data, forecasts and information that Coastal has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Coastal, which information may be specific to particular markets or geographic locations. Some data is also based on Coastal’s good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to Coastal’s market position are based on market data currently available to Coastal. Although Coastal believes these sources are reliable, Coastal has not independently verified the information contained therein. While Coastal is not aware of any misstatements regarding the industry data presented in this presentation, Coastal’s estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Coastal believes that its internal research is reliable, even though such research has not been verified by independent sources. Trademarks referred to in this presentation are the property of their respective owners, although for presentational convenience we may not use the ® or the TM symbols to identify such trademarks. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”), including adjusted net income, adjusted earnings per share-diluted, adjusted return on average assets and adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Coastal’s non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation also contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP relating to “pre-tax, pre-provision net income” and “pre-tax, pre-provision return on average assets” to illustrate the impact of provision for loan losses and provision for income taxes on net income and return on average assets. The most directly comparable GAAP measure to “pre-tax, pre-provision net income” is net income. The most directly comparable GAAP measure to “pre-tax, pre-provision return on average assets” is return on average assets. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation also contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP to illustrate and identify the impact of Paycheck Protection Program (“PPP”) loans, Paycheck Protection Program Liquidity Facility (“PPPLF”) borrowings, customer deposits from PPP loans, and related earnings and expenses. By removing these significant items and show what the results would have been without them we are providing investors with the information to better compare results with periods that did not have these significant items. "Adjusted Tier 1 leverage capital ratio, excluding PPP loans" is a non-GAAP measure that excludes the impact of PPP loans on balance sheet. The most directly comparable GAAP measure is Tier 1 leverage capital ratio. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

THREE PRONG LONG-TERM STRATEGY Driving Long-Term Value for Shareholders 3-Prong Strategy “CFC” The Community Bank “CCB” Provide Banking as a Service (BaaS) “CCBX” Coastal’s Digital Bank “CCDB” Compliance Operational Integrity No matter how we talk to our customers or what type of customer, Compliance and Operational Integrity are the same.

Core Deposits (4) CFC FINANCIAL HIGHLIGHTS - As of and for the Quarter ended September 30, 2021 Total Assets Note: Annual data as of or for the year ended December 31 of each respective year Total Loans Net Income Tangible equity to tangible assets is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the date indicated, tangible equity to tangible assets is the same as total shareholders’ equity to total assets as of the date indicated. Adjusted Tier 1 leverage ratio, excluding PPP loans is a non-GAAP measure that excludes the impact PPP loans on the balance sheet. Please refer to non-GAAP reconciliation in the Appendix for additional details. Allowance for loan losses to total loans, excluding PPP loans in a non-GAAP measure that excludes the impact of PPP loans on the balance sheet. Please refer to non-GAAP reconciliation in the Appendix for additional details. Consists of total deposits less all time and brokered deposits 2017 net income is adjusted to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. CAGR: 22.4% CAGR: 23.2% CAGR: 25.1% CAGR: 33.1% (5)

CCB OVERVIEW

Coastal Community Bank was established in 1997 with a focus on serving small to medium-sized businesses within the Puget Sound region.

Headquarters

- Everett, Washington – the largest city in and county seat of Snohomish County

Branches

- 14 full-service banking locations
  - 12 in Snohomish County
  - 1 in Island County
  - 1 in King County

Size and Scale

- $2.5 billion in total assets
- $1.7 billion in total loans
- $2.2 billion in total deposits
- Largest community bank by deposit market share in Snohomish County(1)

Focus

- Meet the financial needs of the community
- Make decisions locally
- Support the communities the Bank serves



5
Skagit
Island
Snohomish
Everett
Kitsap
Seattle
Bellevue
King
90
Tacoma
Pierce
Thurston
5

Dedicated to community banking

PIPER | SANDLER "Bank and Thrift Sm-All Stars" **2019 -2021** - *Piper Sandler*

RAYMOND JAMES Raymond James "Community Bankers Cup Award" **2019-2020**

2014-2021 Recipient of the prestigious "5-Star Rating" from BauerFinancial, Inc.

Everett Herald – **2014 - 2019** Readers Choice – "Best Bank"

Stanwood & Camano News "Best Bank" **2013 - 2021**

2019 - 2021 American Banker Top 200 Community Bank"

in some of Washington's most attractive markets

COSTCO WHOLESALE · Microsoft · amazon · STARBUCKS

1. Source: S&P Global Market Intelligence; FDIC's Summary of Deposits as of June 30, 2021

Note: Data as of September 30, 2021 unless otherwise indicated

COASTAL COMMUNITY BANK 5

COVID-19 RESPONSE – PPP LOANS PPP loans: We funded a total of $763.9 million in assistance to existing and new small business customers in 2020 and 2021 As of September 30, 2021, we have $267.3 million in PPP loans outstanding Repaid the Paycheck Protection Program Liquidity Facility (“PPPLF”) as of June 30, 2021, which was utilized to fund PPP loans As of September 30, 2021 (in millions) As of September 30, 2021 (in millions) Net Deferred Fees on PPP loans: Total of $26.3 million on all PPP loans, as of September 30, 2021 Earned $2.9 million in net deferred fees on PPP loans in the quarter ended September 30, 2021 $9.4 million in these net deferred fees remain as of September 30, 2021, and will be earned over the remaining life of the loans Status of PPP Loans Total of Net Deferred Fees on PPP Loans

COVID-19 RESPONSE – PPP LOANS PPP Balances Over Time

COVID-19 RESPONSE – LOAN MODIFICATIONS Status of All Deferred or Modified Loans All loans that were deferred of modified have returned to active status or paid off as of September 30, 2021. We have had no charge-offs, repossessions, or moves to TDR as a result of this program. Total of $246.4 million, or 250 loans, were placed on deferred or modified status, pursuant to federal guidance, since the beginning of the COVID-19 response program.

CCB CORE MARKETS – SNOHOMISH COUNTY Largest Locally HQ’d Bank in Snohomish County Notable Employers Source: S&P Global Market Intelligence; FDIC’s Summary of Deposits as of June 30, 2021 (2) Puget Sound Region Snohomish County Branch Statistics (1) (1)

CFC LOAN AND DEPOSIT GROWTH Loan Growth of $158.5 million or 10.2% from December 31, 2020 Deposit Growth of $802.2* million or 56.4% from December 31, 2020 (Dollars in thousands) (Dollars in thousands) CCBX Deposit Growth of $339.8* million or 127.1% from December 31, 2020 Low 0.03% Nonperforming Loans to Total Assets Credit Quality 99.7% of Portfolio "Pass" Total Deposits Total Loans *Does not include $331.1 million in CCBX deposits as of September 30, 2021, that are swept off the balance sheet Note: Date as of and for the quarter ended September 30, 2021, unless otherwise indicated

CFC LOAN COMPOSITION Loan Composition Loan Concentrations by County Overall Loan Portfolio 2.70 years weighted average reprice 6.46 years weighted average maturity Commercial & Industrial (“C&I”) Portfolio $536.9 million total C&I loans $267.3 million in PPP Small Business Administration (“SBA”) C&I loans $161.5 million in capital call lines $101.6 million in other C&I loans $6.5 million in other SBA C&I loans Commercial Real Estate (“CRE”) Portfolio $996.1 million total CRE loans 344% regulatory aggregate CRE to total risk-based capital (1) $49.6 million of SBA 504 loans in portfolio 1-4 Family Real Estate Portfolio $156.1 million total 1-4 family loans $13.5 million purchased from financial institutions, all of which were individually re-underwritten Legal Lending Limit $39.8 million as of September 30, 2021 (1) Calculated on Bank-level Tier 1 Capital + Allowance for Loan Losses as of September 30, 2021. Note: Data as of and for the quarter ended September 30, 2021, unless otherwise indicated. Investor Real Estate 36.2%% Owner Operated Businesses 52.9%

CFC DEPOSIT COMPOSITION Deposit Composition Core Deposit Driven Funding Emphasis on core deposits has helped generate an attractive funding mix Core Deposit Franchise Core deposits are all deposits excluding time deposits and brokered deposits Core deposits were 126.0% of total loans as of September 30, 2021 Core deposits were 96.6% of total deposits as of September 30, 2021 Cost of total deposits was 0.10% for the quarter ended September 30, 2021 compared to 0.14% for the quarter ended June 30, 2021, and 0.27% for the quarter ended September 30, 2020 We continue to focus on managing interest rates, lowering deposit rates when possible, to maintain and/or reduce cost of deposits No internet-sourced deposits Ability to use funding from BaaS program and to transfer or sweep deposits off the balance sheet when not needed. Note: Data as of and for the quarter ended September 30, 2021 unless otherwise indicated. Core Deposits 96.6% (1)

STRONG ASSET QUALITY Asset Quality Trends NPAs / Assets (%), NPLs / Loans (%) and NCOs / Avg. Loans (%) Allowance for Loan Losses (“ALLL”) / NPLs (%) Note: Data as of and for the year ended December 31 of each respective year unless noted otherwise

HISTORIC PROFITABILITY AND EFFICIENCY Net Income and Return on Average Assets (average assets for QE September 30, 2021 includes $322.6 million in average PPP loans) Net Income ($mm) Efficiency Ratio (%) and Noninterest Expense (“NIE”) to Average Assets (%) (average assets for QE September 30, 2021 includes $322.6 million in average PPP loans) ROAA(%) Efficiency Ratio (%) NIE / Average Assets (%) Note: Annual data is as of and for the year ended December 31 of each respective year. (1) Adjusted to exclude the impact of deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (1)

CFC QUARTERLY RESULTS 3Q 2021 Financial Results: Includes $267.3 million in PPP loans at September 30, 2021 and $365.8 million in PPP loans at December 31, 2020. Pre-Tax, Pre-Provision return on average assets is a non-GAAP measure that excludes the impact of the provision for income taxes and loan losses from return on average assets. Please refer to non-GAAP reconciliation in the Appendix for additional details Increased provision for loan losses in 2020 compared to comparable periods of 2021 was due to economic uncertainties related to the COVID-19 pandemic

CCBX PARTNER AND REVENUE GROWTH Baas Fees increased $862,000, or 60.5%, to $2.3 million for the three months ended September 30, 2021, compared to $1.4 million for the three months ended June 30, 2021 BaaS Fees includes $306,000 in fraud loss reimbursement and credit enhancement recovery for the three months ended September 30, 2021, compared to $0 for the three months ended June 30, 2021 and September 30, 2020 Reimbursement for partner fraud loss and any credit enhancement provided by the partner is included in noninterest income. Partner fraud loss represents non-credit fraud losses on partner’s customer loan and deposit accounts and is recognized in noninterest expense. BaaS Fees includes $188,000 in interchange income for the three months ended September 30, 2021 compared to $110,000 in interchange income for the three months ended June 30, 2021 and $4,000 for the three months ended September 30, 2020 BaaS Fee Income CCBX Partner Growth Note: Date as of and for the quarter ended September 30, 2021, unless otherwise indicated

CCBX Loans and Deposits Deposit growth of $339.8 million, or 127.1%, as of September 30, 2021, compared to June 30, 2021, and $538.5 million, or 784.0%, compared to December 31, 2020 Access to $331.1 million in CCBX deposits that are swept off the balance sheet as of September 30, 2021 As of September 30, 2021, loan growth of $86.7 million, or 83.8%, compared to June 30, 2021, and $124.5 million or 189.7%, compared to December 31, 2020 Commercial and industrial capital call line commitments increased $60.6 million, or 21.1%, to $347.4 million as of September 30, 2021, compared to $286.8 million as of June, 30 2021 CCBX Loans Receivable CCBX Deposits Note: Date as of and for the quarter ended September 30, 2021, unless otherwise indicated

ROBUST SOURCING CAPABILITIES AND PARTNERING Thesis-Driven Sourcing Focused points of view and research with experts Proactive market mapping and product identification Diversity and inclusion Intensive Filtering Visionary management teams Strong execution teams Compelling unit economics Bankable size (scalable) Deep Diligence Rigorous vendor process of review Proud of “slow and thorough” approach – SPA risked based Leverage advisors and network for diverse insights Integrate/leverage strategic eco-system partners Onboarding to Date Involve board members Fintech experts and partners Integrate Coastal LPs 2% Since inception of BaaS, we have interacted with over 1,070 Fintech and Brand companies and chosen to partner with 26, representing a close rate of 2% Over 1,070+ Qualified Potential Partners 250+ Presented to Pipeline 60+ Deep Diligence 26 Partners Note: Date as of and for the quarter ended September 30, 2021 since the establishment of the CCBX division in 2016.

FINTECH COMPANY STAGE Seed Early Mid/Expansion Late/Mezzanine Exit Venture Investors Early–Stage: Between Seed and Series A: Partner with companies early and obtain long term loyal relationships Growth Company Stage Fintech’s Time Horizon 3 – 5 years in business Years 5 - 15 Debt Financing Later–Stage: Between Series B and D: Leverage strong customer position and apply operational leverage to help partners achieve meaningful profitability Multiple banking partners Tighter bank profitability Private Equity Investors Growth Investors Angel Investors Venture Investors Coastal is mainly partnering in this area

We continue to hire staff to build our infrastructure for the addition of new partners. The investments we are making today are not for immediate returns but for longer-term returns that we believe will build value for shareholders while benefiting our customers, employees, and communities that we serve. We continue to work with a fintech, with which we have an agreement and an investment in, to build a standardized platform to allow us to more profitably deliver BaaS to fintech desiring standardized banking services for their customers. As we build out CCBX, we will do our best to cover related costs with new revenues from CCBX customers. These hires are investments in our future and necessary to perform the services safely and soundly and to manage the risks associated with this line of business. Our Chief Risk Officer and Data Scientist/Architect with PhD in Artificial Intelligence are responsible for providing these services safely and soundly. We are building an integrated compliance and reporting system to monitor and address these risks. Although we carefully underwrite and complete extensive due diligence of each partner, we know that all of partners may not be successful, and like any new business some might fail. Through ongoing monitoring of each relationship, we believe that we will be able to minimize any impact, but recognize that income streams may diminish should a partner fail. We are very cognizant of both our compliance responsibility and the True Lender Doctrine, and should any of our partners offer lending products, the Bank will be the True Lender and engage with the relationships accordingly. Starting with the fourth quarter 2019, we changed references made to “wholesale” and "wholesale banking services" to "BaaS" and “BaaS fees.” Some of our fintech contracts include lending products which, if successful, may potentially lead to additional loan growth beyond the community bank’s organic growth, use of funding from partners, increased utilization of capital, and additional growth in assets. Provides Banking as a Service (“BaaS”) enabling broker dealers and digital financial service providers to offer banking services to their communities. The “X” in CCBX is indicative of the technology services that our partners provide. Infrastructure Cost Risk Compliance Financial Reporting Asset Growth CCBX Division Introduced January 2020

BANKING AS A SERVICE AND FINANCIAL INCLUSION Flexibility Started with belief that being flexible while holding our partners to strong compliance and regulatory standards would benefit both the fintech and their customers. Changing Environment We also believed that the partnerships would better help Coastal better understand the disruption that is occurring in the banking industry and allow us to meet the changing environment with a more informed view. Diverse Focus As we onboarded new partners, we began to appreciate the focus many fintechs have on financial services for the under-banked and un-banked in our country. Because we believe that financial inclusion is key to reducing poverty and inequities and could see the impact our partners were having on a variety of underserved constituents, we began to actively solicit like-branded fintechs to help them with the resources they needed to go to market. Inclusion Partnering with organizations focusing on financial inclusion through CCBX allows Coastal to broaden its impact on a scale and speed that could not be otherwise realized as a community bank. Additionally, we are prioritizing diversity and inclusion focused proposals in our pipeline to ensure additional financial service providers are able to come to market and provide these much-needed resources. In these situations, CCBX is uniquely positioned to bring value to inclusion-focused challenger banks. Diversity CCBX has developed a business model which collaborates with each fintech partner as it is brought to market. Helping the partner ensure they will meet rigorous compliance requirements, understand how to implement unique products, all while having adequate capital to survive are key components of the relationship. Rather than offer a standard delivery model, the CCBX relationship is to consult with each business to deliver the services and support needed to launch their business. Unique Delivery

STRONG COMMITMENT TO DIVERSITY & INCLUSION Diversity and inclusion has been incorporated throughout our partnering process including: Financial literacy for at-risk communities Underserved and under-represented minority communities Small dollar lending programs for underserved communities Environmental and social governance programs for environmental sustainability Green financing and responsible investments Low/no costs, no overdraft fees, robust transaction capabilities and free bill pay options * Minority includes racially, ethnically, or culturally distinct groups that are not in a larger majority group. Minority * and Female Leadership 82% of our CCBX partners have minority* or female co-founder/s or leaders.

AUDIENCES SERVED BY CCBX FINTECH PARTNERS Coastal Young Adults ESG Immigrants Underserved Small Business Black Women Latinx Asian Muslim

Looking Forward CCB Continuing to build and strengthen relationships in the communities we serve Expect PPP forgiveness payments to continue through the second quarter of 2022 CCBX Anticipates new relationships will be added in fourth quarter 2021 Anticipates more existing partners/relationships to go live in fourth quarter 2021 Growth and increased activity in current relationships CCDB Shifting from Google banking collaboration to other opportunities in digital banking sector To have sustained success, banks must continue to evolve by exploring new strategies, building new expertise and establishing new ways of doing business.

APPENDIX

CFC SELECTED YEAR-END FINANCIALS Refer to “Non-GAAP Reconciliation” in this Appendix for additional details. Share and per share amounts are based on total common shares outstanding, which includes common stock. Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated.

CFC SELECTED QUARTERLY FINANCIALS Core deposits are defined as all deposits excluding time and brokered deposits. Share and per share amounts are based on total common shares outstanding, which includes common stock and nonvoting common stock. Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated.

CFC DIVERSE LOAN PORTFOLIO CRE Loan and Available Commitment Breakdown as % of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) Represents $858.2 and 40.3% of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) C&I Loan Breakdown and Available Commitment as % of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) Represents $685.5 and 32.2% of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) Construction/Land Loan and Available Commitment Breakdown as % of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) Represents $311.3 and 14.6% of Total Outstanding Balances and Available Commitments (Excludes PPP Loans) Note: Date as of and for the quarter ended September 30, 2021, unless otherwise indicated

CFC LOAN PORTFOLIO STATISTICS (1) (1) (2) (2) (3) Based on best available data. If a loan has multiple guarantors, FICO score represented is highest of the guarantors. FICO scores are based off origination unless updated through annual term loan review or other credit action. Loan to Value (“LTV”) data is based on best available data. LTV at origination is used unless updated information was made available through an annual term loan review or other credit action. Debt Service Coverage Ratio (“DSCR”) data is based on best available data. DSCR at origination is used unless updated information was made available through an annual term loan review or other credit action. Source: https://www.statista.com/statistics/206546/us-hotels-occupancy-rate-by-month/ Most current data as of September 30, 2021 unless noted otherwise (1) (1) (2) (2) (3) (3) The Bank’s hotel portfolio predominantly consists of travel hotels/motels and as such our occupancy rates are higher than the national average. (1) Hotel Portfolio Occupancy Rates (weighted avg)

COVID-19 UPDATE – COMPANY and WASHINGTON STATE RE-OPENING As of September 30, 2021, Washington state re-opened under the Washington Ready plan. All industry sectors previously covered by the Roadmap to Recovery or the Safe Start plan, with limited exceptions, returned to usual capacity and operations. Effective July 19, 2021, the Company officially re-opened, which included non-remote and hybrid workers returning to the office and in-person gatherings/trainings resuming. We are serving customers through branch lobbies, drive throughs, call center, mobile banking, online banking and ATMs. As of October 15, 2021 Source: https://www.governor.wa.gov

NON-GAAP RECONCILIATION –PPP LOAN IMPACT The following non-GAAP financial measures are presented to illustrate and identify the impact of PPP loans on Tier 1 Capital, we are providing investors with this information to better compare results with periods that did not have these significant impacts. These measures include the following: “Adjusted Tier 1 leverage capital ratio, excluding PPP loans” is a non-GAAP measure that excludes the impact of PPP loans on balance sheet. The most directly comparable GAAP measure is Tier 1 leverage capital ratio. Reconciliations of the GAAP and non-GAAP measures follow.

NON-GAAP RECONCILIATION – PRE-TAX, PRE-PROVISION Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. The following non-GAAP measures are presented to illustrate the impact of provision for loan losses and provision for income taxes on net income and return on average assets.   “Pre-tax, pre-provision net income” is a non-GAAP measure that excludes the impact of provision for loan losses and provision for income taxes from net income. The most directly comparable GAAP measure is net income.   “Pre-tax, pre-provision return on average assets” is a non-GAAP measure that excludes the impact of provision for loan losses and provision for income taxes from return on average assets. The most directly comparable GAAP measure is return on average assets.   Reconciliations of the GAAP and non-GAAP measures are presented below.

NON-GAAP RECONCILIATION – 2017 ADJUSTED MEASURES Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. Our management uses the non-GAAP financial measures set forth below in its analysis of our performance for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. “Adjusted net income” is a non-GAAP measure defined as net income increased by the additional income tax expense that resulted from the revaluation of deferred tax assets as a result of the reduction in the corporate income tax rate under the recently enacted Tax Cuts and Jobs Act. The most directly comparable GAAP measure is net income. “Adjusted earnings per share-diluted” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by weighted average outstanding shares (diluted). The most directly comparable GAAP measure is earnings per share. “Adjusted return on average assets” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by average assets. The most directly comparable GAAP measure is return on average assets. “Adjusted return on average shareholders’ equity” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by average shareholders’ equity. The most directly comparable GAAP measure is return on average shareholders’ equity. Share and per share amounts are based on total common shares outstanding, which includes common stock and nonvoting common stock. These amounts have been adjusted to give effect to a one-for-five reverse stock split of common shares completed effective May 4, 2018.